ALLIED WORLD ASSURANCE COMPANY

BERMUDA EUROPE HONG KONG SINGAPORE USA

Industry Leader in Value Creation 1 st Quarter 2012 Investor Presentation Exhibit 99.1

Forward-Looking Statements & Safe Harbor

This presentation contains certain statements, estimates and forecasts with respect to future performance and events.  These statements, estimates and forecasts are "forward-looking statements".  In some cases, forward-
looking statements can be identified by the use of forward-looking terminology such as "may," “might,” “will,"
“should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,” “potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business.  These statements are only predictions based on our current expectations and projections about future events.  There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements.  As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct.  In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-
looking statements in this presentation might not occur.  Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time.  We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Allied World’s Franchise
Well-diversified property and casualty insurer and reinsurer with significant geographic reach
Experienced executive management team with strong risk
management culture
Excellent capitalization with active capital management
Highly Rated – “A” (Strong) by S&P, “A” (Excellent) by A.M.
Best and “A2” (Good) by Moody’s
Industry leading results and value creation

Product Diversity
Property Reinsurance 14%
General Property 12%
Casualty Reinsurance 18%
General Casualty 16%
Healthcare* 16%
Professional Liability 20%
Other 4%

Diversified
insurance and reinsurance
products offered across global platform with
operations in the U.S., Bermuda, Lloyd’s,
Europe, Hong Kong and Singapore
Emphasis on insurance and
casualty lines
with strong reinsurance
and property capabilities
Customer focus
Moving closer to clients in markets
Demonstrated expertise in markets in
which we underwrite
A “go to” market for targeted lines and
classes of business such as healthcare and
construction
Allied World – A Diversified mix
Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus

* Includes healthcare-related program business
Total TTM March 2012 GPW: $ 2,060M
68% Insurance / 32% Reinsurance
74% Casualty / 26% Property

International
Insurance
52%
U.S.
Insurance
13%
Reinsurance
35%

International
Insurance
26%
U.S.
Insurance
42%
Reinsurance
32%

Experienced Management: Shifting the Business Focus

2007 GPW: $1,506M
In response to the changing macro economic environment, Allied World has transformed itself since 2007
TTM March 2012 GPW: $2,060M
Allied World 2007 Allied World Today
Reduced dependence on Bermuda
large account  excess business
U.S. segment has increased
significantly with focus on small and
middle market account primary and
specialty business
Reinsurance segment now with strong
U.S. presence and growing
internationally

$42.53
$46.05
$59.56
$74.29
$80.11
$85.48
$2,739
$2,916
$3,712
$3,873
$3,947
$4,044
$499
$499
$499
$798
$798
$798
$2,240
$2,417
$3,213
$3,075
$3,149
$3,246
-$611
-$646
-$682
-$1,475
-$1,658
-$1,765
2007
2008*
2009
2010
2011
Q1 2012
Accumulated Share and Warrant Repurchases & Dividends Paid
Debt
Shareholder's Equity
Diluted Book Value per Share

o

Active Capital Management Improves Shareholder Value
*  Excludes $243.8 million syndicated loan which was repaid on February 23, 2009

Diluted book value per
share has more than
doubled since 2007
Capital Management History
o
Share Repurchases
•
Shareholders approved new $500
million share repurchase program in
May 2012
•
$1.5 billion of shares and warrants
repurchased between December 2007
and March 2012
•
$81 million remaining capacity in
original share repurchase program as of
March 2012
•
$214 million of common dividends paid
since 2007; current quarterly dividend
of $0.375 per share
o
Conservative Capital Position:
•
$300 million in ten-year senior notes
issued in November 2010; financial
leverage of 19.7% at March 2012 (In millions, except for per share amounts)
Dividends:

Superior Value Creation Since 2006 IPO
Compound annual growth in diluted book value per share calculated by taking change in diluted book value per share from
September 2006 through March 2012 adjusted for common dividends declared or paid.

Compound Annual
Growth in Diluted
Book Value per
Share through
March 2012
19.7%
17.7%
15.2%
13.6%
13.3%
13.1%
13.0%
12.7%
11.9%
11.6%
8.6%
Allied World
Arch
Endurance
Axis
HCC
RLI
Aspen
Berkley
Navigators
Markel
Argo

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Programs 3%
Inland Marine 1%
Primary General Casualty 10%
D&O Private 9%
D&O Public 8%
E&O 11%
Healthcare* 31%
Excess General Casualty 15%
Environmental 2%
General Property 10%

ALLIED WORLD ASSURANCE COMPANY

Our U.S. Insurance Operating Segment
-
A significant U.S.- based specialty franchise with diversified offerings
• Direct property and casualty insurance for
small and middle-market non-Fortune 1000
companies
• Ten branch offices in strategic locations
throughout the U.S.
• Admitted and excess & surplus lines (E&S)
capabilities in all 50 states
• Increased access to attractive small account
primary business
• Industry verticals strategy
• New specialty products
o
Defense Base Act approved underwriter,
environmental, inland marine and M&A
capabilities
* Includes healthcare-related program business
Allied World U.S. Insurance Operating Segment
Product Mix

Total TTM March 2012 GPW: $860M
*
o
Focused on servicing products in select industry
classes, including healthcare, private / non-profit,
and public entity / construction

SME 1%
Healthcare 13%
General Casualty 23%
Professional Lines 30%
General Property 30%
Trade Credit, 3%

ALLIED WORLD ASSURANCE COMPANY

Allied World International Insurance Operating
Segment Product Mix

Our International Insurance Operating Segment
-
Global Diversification and Expansion
• Offices in Bermuda, Dublin, Hong Kong,
London, Singapore and Zug position the
company to meet developing
opportunities
• Lloyd’s Syndicate 2232
• New product capabilities:
• MGA and program business initiated in
targeted areas
Total TTM March 2012 GPW: $533M
o
Association with Lloyd’s enhances Allied World’s
brand recognition
o
Increases access to Latin America and Asia-
Pacific region
o
Offers treaty and individual risk products
o
Trade credit and political risk
o
European healthcare
o
Small-to-medium enterprises (SME Professional)

North American
CAT
21%
General
Casualty
19%
Global Casualty
6%
Global Property
6%
Global CAT
13%
Professional
Liability
8%
Specialty
7%
North American
Property
5%
Global Marine,
Aerospace &
Crop
13%
Facultative
2%

Allied World Reinsurance Operating Segment
Product Mix

• U.S. operation has improved access to
U.S. regional business and
strengthened local relationships
• Strategic Bermuda Platform
• Swiss and Singapore offices and Lloyd’s
Syndicate 2232 increases global reach
Our Reinsurance Operating Segment
-
Flexibility to take advantage of reinsurance opportunities in the global marketplace
Total TTM March 2012 GPW: $667M
o
Property reinsurance capabilities that focus on
small and medium account regional carriers
o
In late 2010, launched Global Marine and
Specialty Unit that offers marine and aerospace
coverages as well as crop and hail business
o
Property catastrophe, property per risk,
workers’ compensation catastrophe, accident
& health and specialty casualty
o
Significantly expanded reinsurance capabilities
throughout Europe, Latin American, Middle
East, Africa and the Asia Pacific region

Quarterly Highlights – First Quarter 2012
Investments in operations are paying off with increased production and strong underwriting results across all of our operating segments

• Record quarter for the company with gross premiums written of
$680 million, up over 21% from prior period
• Combined ratio of 85.2% for the quarter reflecting benign
catastrophe activity; expense ratio lowered to 29.2%, down 2.5 points from prior period
• Reinsurance Segment
• U.S. Insurance Segment
• International Insurance Segment
o
Crop and marine business increased to $80 million, up 4.5 times from the prior year reflecting added expertise and capabilities in this area
o
Asia platform premiums increased to $29 million in the first quarter of 2012, almost doubling from prior period
o
Premium increased $21 million, or 11.4% from prior period with growth across most product lines including  general property and specialty casualty classes
o
Premiums increased for fourth straight quarter reflecting the continued
build out of specialty classes of business

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

103.3%
94.6%
93.0%
92.7%
88.5%
84.0%
95.9%
81.3%
84.1%
76.1%
84.9%
85.2%
$476
$455
$538
$398
$184
$91
2007
2008
2009
2010
2011
Q1 2012
Operating Income ($MM)
Combined Ratio
Peer Avg. Combined Ratio*

ALLIED WORLD ASSURANCE COMPANY

15 * Peer average include ACGL, AGII, AHL, AXS, ENH, HCC, MKL, RLI, THG, NAVG and WRB. Source: SNL Financial Operating Income and Combined Ratio Strong Operating Performance

35.7%
34.2%
34.3%
33.0%
31.0%
31.3%
32.8%
30.2%
30.1%
29.2%
26.7%
22.5%
2007
2008
2009
2010
2011
Q1 2012
Allied World
Peer Average

Expense Ratio Declining as We Build Scale
Note: GAAP expense ratio
Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, RLI, THG and WRB.
Source: SNL Financial
Allied World expanded global operations,
including: the build-out of the U.S. platform,
the acquisition of Darwin, the establishment
of a U.S. reinsurance company and the
opening of Lloyd's Syndicate 2232

AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 CY Total
CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.6% 45.9% 52.1% 65.8% 56.0%
Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.2% -18.8% -23.1% -17.4% -9.8%
AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 79.8% 64.7% 75.1% 83.2% 65.9%
2002
2003 (56.8)          (56.8)
2004 (26.7)          (52.7)          (79.4)
2005 (8.4)            (45.7)          5.6             (48.5)
2006 (16.5)          (43.1)          (45.3)          (8.2)            (113.0)
2007 6.2             (33.8)          (76.9)          (6.2)            (26.1)          (136.9)
2008 (8.9)            (87.9)          (100.3)       (73.8)          (7.8)            (33.9)          (312.6)
2009 (16.5)          (57.2)          (118.1)       (102.5)       11.6           2.4             32.2           (248.0)
2010 4.4             (10.9)          (57.0)          (146.7)       (54.4)          (24.8)          (22.6)          (1.2)            (313.4)
2011 (0.0)            (1.3)            (22.1)          (89.5)          (42.3)          (68.7)          (21.7)          (27.9)          20.1           (253.5)
2012 (1.2)            (1.8)            (1.3)            (13.9)          (25.6)          (25.2)          (2.9)            (2.3)            2.7             32.0           (39.5)
Subsequent Development (124.6)       (334.3)       (415.3)       (440.9)       (144.7)       (150.2)       (15.0)          (31.4)          22.8           32.0           (1,601.6)
Loss Ratio Points -28.7% -28.5% -30.3% -32.5% -10.4% -11.2% -1.2% -2.4% 1.7% 2.2%
AY Developed 41.3% 41.6% 51.4% 74.2% 57.3% 57.4% 78.6% 62.3% 76.8% 85.4% 65.9%
Cat Losses 16.4% 28.1% 9.8% 6.2% 20.8%
AY Developed EX Cat Losses 41.3% 41.6% 35.0% 46.1% 57.3% 57.4% 68.9% 62.3% 70.6% 64.6% 65.9%
Case Incurred through 2012 Q1 39.2% 33.8% 45.4% 59.7% 39.4% 39.0% 48.1% 24.4% 41.6% 35.2% 6.8%
Remaining IBNR / EP Ratio @ 2012 Q1 2.1% 7.8% 6.0% 14.5% 17.8% 18.3% 30.6% 37.9% 35.2% 50.2% 59.1%
Strong Underwriting Results
Underwriting performance has been strong since our inception

Historical Loss Ratios Through March 31, 2012 ($MM)
1
2
(1) Pro-forma including Darwin development since inception
(2) Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis

$1,001
$1,259
$1,401
$1,236
$1,679
$1,900
$1,070
$1,337
$1,550
U.S. Insurance
International Insurance
Reinsurance
Low Estimate
Carried
High Estimate

IBNR Reinsurance 20%
IBNR U.S. Insurance 22%
IBNR International Insurance 30%

$113
$137
$313
$248
$313
$254
$39
2006
2007
2008
2009
2010
2011
Q1 2012

March 31, 2012 Total: $4.3B
• Net reserves about 4.8% above mid-point of range at
March 31, 2012
• $1.6 billion net favorable reserve development since
inception (including Darwin development)
• 72% of reserves are IBNR
Net Loss & LAE Reserve Mix at March 31, 2012
Net Prior Year Reserve Releases* ($MM)
Range of Net Reserves at March 31, 2012 ($MM)
Prudent Reserving Philosophy

* Pro-forma including Darwin
development since inception
Case
U.S. Insurance
8%
Case
International
Insurance
9%
Case
Reinsurance
11%

Investment Portfolio by Quarter
December 2008 - March 2012
100%
75%
50%
25%
0%
3.3
2.8
3.0
3.2
3.0
3.5
2.6
2.5
2.7
2.8
2.3
2.1
1.9
2.1
12/31/08
3/31/09
6/31/2009
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/30/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
Private equity (funded)
Equity
Hedge Funds
Distressed RMBS
High Yield
Municipals
ABS
Mortgage Backed Securities
Corporate Bonds
Government
Cash
Duration

Investment Portfolio Highlights

• We maintain a short
duration/overweight credit
position in core fixed-income
• We will continue to build out
non-core portfolio in 2012.
Relative value and significant
market volatility remains in
favor of a diversified
portfolio, by asset class as
well as by issuer
Total Cash and Investments: $8.4 B
Portfolio Yield: 2.4%
Q1 2012 Total Portfolio Return: 2.0%
Average Credit Quality (S&P): AA-

Financial Highlights
Operating Results
Operating Results
Q1 2012
Q1 2012
2011
2011
2010
2010
2009
2009
2008
2008
Net Income $218M $275M $665M $607M $184M
Operating Income $91M $184M $398M $538M $455M
Annualized Net Income Return on Average Equity 27.4% 8.9% 21.9% 22.6% 8.3%
Annualized Operating Return on Average Equity 11.5% 6.0% 13.1% 20.0% 20.6%
Combined Ratio 85.2% 95.9% 84.9% 76.1% 84.1%
Cash flow from Operations $143M $548M $451M $668M $657M
Total Investment Portfolio Return 2.0% 2.0% 6.1% 7.9% 0.5%
Ending Diluted Book Value per Share $85.48 $80.11 $74.29 $59.56 $46.05
Growth in Diluted Book Value Per Share 7% 8% 25% 29% 8%
Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity

Peer Comparisons – Operating Income ROE
Source: SNL Financial

Five Year Average Quarterly Annualized Operating ROE
April 2007 – March 2012
Peer Average = 10.4%
15.1%
14.8%
13.5% 13.4%
11.7%
10.6%
10.2%
9.0%
8.5%
8.4%
4.0%
AWH RLI ACGL WRB HCC ENH AXS AHL MKL NAVG Argo

41%
41%
40%
38%
33%
32%
32%
28%
23%
21%
18%
18%
13%
13%
25%
27%
25%
16%
18%
18%
17%
18%
11%
10%
10%
9%
7%
3%
8%
4%
7%
9%
7%
6%
7%
4%
7%
3%
3%
2%
3%
1%
8%
10%
8%
13%
8%
8%
8%
6%
5%
8%
5%
6%1
3%
3%
Montpelier
Platinum
Partner
Validus
RenRe
Axis
Aspen
Endurance
Everest
Arch
Allied World
Alterra
XL
ACE
2008²
2010
2011
ALLIED WORLD
ASSURANCE COMPANY

Catastrophe Losses at Low End of Competitors
Catastrophe Losses as a % of Prior Year
Shareholders’ Equity
2007 shareholders’ equity includes Max Capital and Harbor Point
Hurricanes Ike and Gustav
Percentages represent pre tax catastrophe losses divided by prior year-end shareholders equity.
Source: SNL Financial and company filings
1
2
Catastrophe
losses in line with
our risk appetite

Growth in book value per share calculated by taking change in book value per share from March 31, 2007 through March 31,
2012 adjusted for dividends paid or declared.   Diluted book value per share used when available

Peer Average = 77%
Five Year Growth in Book Value per Share
April 2007 – March 2012
Superior Book Value Growth Versus Peers
143%
113%
89%
83%
81%
77%
77%
71% 71%
56%
46%
AWH ACGL ENH HCC AHL AXS RLI WRB NAVG MKL AGII

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Conclusion

Despite recent gains, current valuation is still inconsistent with company’s historical performance and strong
position to capitalize on market opportunities
Well-diversified property and casualty insurer and reinsurer with significant geographic reach
Experienced executive management team with strong risk
management culture
Excellent capitalization with active capital management
Highly Rated – “A” (Strong) by S&P, “A” (Excellent) by A.M.
Best and “A2” (Good) by Moody’s
Industry leading results and value creation

Five Year Growth in Book Value per Share
vs.
Price to Book Value
Conclusion
-
Allied World is attractively valued given its historical performance
0.50
1.00
1.50
2.00
25% 50% 75% 100% 125% 150%
Five Year Growth in Book Value Per Share
AWH
ACGL
AGII
AHL
AXS
ENH
HCC
MKL
NAVG
RLI
WRB
Growth in book value per share calculated by taking change in book value per share from March 31, 2007 through March 31,
2012 adjusted for dividends paid or declared.   Price to book as of May 10, 2012. Diluted book value per share used when available

Agenda
Executive Summary
Executive Summary
Operating Segments
Operating Segments
U.S. Insurance
U.S. Insurance
International Insurance
International Insurance
Reinsurance
Reinsurance
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Appendix
Appendix

Non-GAAP Financial Measures

In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-
GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP").
"Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company excludes impairment of intangible assets as these are non-recurring charges.  In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income.
The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns.
"Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
"Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses)
on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above.
See slides 29 - 31 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION
(Expressed in thousands of United States dollars, except for percentage information)
2012 2011
Opening shareholders' equity 3,149,022 $         3,075,820 $
Deduct: accumulated other comprehensive income (14,484)                (57,135)
Adjusted opening shareholders' equity 3,134,538            3,018,685
Closing shareholders' equity 3,245,821 $         2,950,953 $
Deduct: accumulated other comprehensive income (2,325)                  (32,963)
Adjusted closing shareholders' equity 3,243,496 2,917,990
Average shareholders' equity 3,189,017 $         2,968,338 $
Net income available to shareholders 218,156 $            8,620 $
Annualized net income available to shareholders 872,624               34,480
Annualized return on average shareholders' equity - net income available to shareholders 27.4% 1.2%
Operating income (loss) available to shareholders 91,505 $              (41,348) $
Annualized operating income (loss) available to shareholders 366,020               (165,392)
Annualized return on average shareholders' equity - operating income
(loss) available to shareholders 11.5% (5.6%)
Quarter Ended March 31,

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED OPERATING INCOME RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
2012 2011
Net income 218,156 $            8,620 $
Add after tax affect of:
Net realized investment gains (126,570)              (49,526)
Foreign exchange gain (81)                        (442)
Operating income (loss) 91,505 $              (41,348) $
Weighted average common shares outstanding:
Basic 37,205,166          38,199,867
Diluted 38,284,635          40,383,523
Basic per share data:
Net income 5.86 $                   0.23 $
Add after tax affect of:
Net realized investment gains (3.40)                     (1.30)
Foreign exchange gain -                        (0.01)
Operating income (loss) 2.46 $                   (1.08) $
Diluted per share data:
Net income 5.70 $                   0.21 $
Add after tax affect of:
Net realized investment gains (3.31)                     (1.22)
Foreign exchange gain -                        (0.01)
Operating income (loss) 2.39 $                   (1.02) $
Quarter Ended March 31,

Non-GAAP Financial Measures - Reconciliations

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
UNAUDITED  DILUTED BOOK VALUE PER SHARE RECONCILIATION
(Expressed in thousands of United States dollars, except share and per share amounts)
As of As of As of
March 31, December 31, March 31,
2012 2011 2011
Price per share at period end 68.67 $              62.93 $             62.69 $
Total shareholders' equity 3,245,821 $       3,149,022 $      2,950,953 $
Basic common shares outstanding 36,786,067        37,742,131       37,899,699
Add: unvested restricted share units 187,623             249,251            475,679
Add: performance based equity awards 524,888             889,939            920,164
Add: employee share purchase plan -                      11,053              -
Add: dilutive options/warrants outstanding 1,429,333          1,525,853         1,674,993
  Weighted average exercise price per share 45.98 $              45.72 $             45.47 $
Deduct: options bought back via treasury method (957,064)            (1,108,615)       (1,215,020)
Common shares and common share
equivalents outstanding 37,970,847        39,309,612       39,755,515
Basic book value per common share 88.24 $              83.44 $             77.86 $
Diluted book value per common share 85.48 $              80.11 $             74.23 $